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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 22, 2004


                          TREASURE ISLAND ROYALTY TRUST
             (Exact Name of Registrant as Specified in Its Charter)


             TEXAS                       333-91014-01            02-6148888
  (State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)


                       WACHOVIA BANK, NATIONAL ASSOCIATION
                 AS TRUSTEE OF THE TREASURE ISLAND ROYALTY TRUST
                           CORPORATE TRUST DEPARTMENT
                           5847 SAN FELIPE, SUITE 1050
                              HOUSTON, TEXAS 77057
                     (Address of Principal Executive Office)


                                 (713) 278-4320
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On April 22, 2004, Newfield issued a press release announcing that it had signed letters of intent to drill a Treasure Island wildcat well. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  99.1 Press release issued by Newfield Exploration Company on April 22, 2004.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TREASURE ISLAND ROYALTY TRUST


Date:  April 22, 2004                  By: Wachovia Bank, National Association,
                                           as trustee



                                       By: /s/ KEVIN M. DOBRAVA
                                           -------------------------------------
                                           Kevin M. Dobrava
                                           Vice President


Note: Because the registrant is a trust without officers or employees, only the signature of an officer of the trustee of the registrant is available and has been provided.



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                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -------------------------------------------------------
99.1           Press release issued by Newfield Exploration Company on
               April 22, 2004.